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                           AIM COUNSELOR SERIES TRUST

                   AIM Floating Rate Fund-Class A, B1, C and R
                      Supplement dated July 5, 2006 to the
                         Prospectus dated April 14, 2006
                           as supplemented May 8, 2006


The Board of Trustees of AIM Counselor Series Trust approved the conversion of Class B1 shares of AIM Floating Rate Fund (the "Fund") into Class A shares of the Fund. The conversion of Class B1 shares to Class A shares is scheduled to occur July 27, 2006 at 5:00 p.m. Eastern time (the "Conversion Date"). On the Conversion Date, each shareholder of record of Class B1 shares of the Fund will receive that number of Class A shares of the Fund having an aggregate net asset value equal to the net asset value of the Class B1 shares of the Fund held by such shareholder immediately prior to the Conversion Date. No Fund or Class B1 shareholder is expected to recognize gain or loss for federal income tax purposes in connection with the Class B1 conversion.

The fees and expenses for the Class A shares and Class B1 shares are the same.

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Effective July 17, 2006, you will not pay a contingent deferred sales charge if you redeem Class B1 shares of AIM Floating Rate Fund.